Income Taxes (Schedule Of Reconciliation Of Income Taxes To Statutory Rate) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income tax expense based on the U.S. statutory tax rate			$ 90,187	$ 52,542	$ 108,785
State income taxes, net of federal benefit			10,668	10,884	19,044
Other, net			496	279	(4,869)
Total	$ 5,600	$ 14,344	$ 101,351	$ 63,705	$ 122,960